ISI STRATEGY FUND SHARES

                      Supplement Dated November 1, 2002 to
                        Prospectus Dated October 1, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

In the section captioned "SALES CHARGES" on page 5, under the sub-section "PURCHASE PRICE," the existing schedule is replaced with the following:

                                                       SALES CHARGE AS % OF
                                                       --------------------
                                                                        NET
         AMOUNT OF PURCHASE                          OFFERING          AMOUNT
         ------------------                           PRICE           INVESTED
                                                      -----           --------
         Less than        $99,999  . . .             3.00%            3.09%
         $100,000 to      $249,999 . . .             2.50%            2.56%
         $250,000 to      $499,999 . . .             2.00%            2.04%
         $500,000 to      $999,999 . . .             1.50%            1.52%
         $1,000,000 to    $1,999,999 . .             0.75%            0.76%
         $2,000,000 to    $2,999,999 . .             0.50%            0.50%
         $3,000,000 and Over . . . . . .             None             None